GUARANTY

            Dated April 30, 1997

                    From

   THE AEGIS CONSUMER FUNDING GROUP, INC.

                as Guarantor

                 in favor of

           THE TRUSTEE REFERRED TO
     IN THE INDENTURE REFERRED TO HEREIN

                                 GUARANTY

          GUARANTY dated April 30, 1997
made by The Aegis Consumer Funding Group, Inc., a
Delaware corporation (the "Guarantor"), in favor of the Trustee (as defined in the Indenture referred to below).

                           PRELIMINARY STATEMENT

          The Trustee is a party to an Indenture
dated as of April 30, 1997 (said Indenture, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Indenture," the terms defined therein and not otherwise defined herein being used herein as therein defined) with Aegis Auto
Finance, Inc., a Delaware corporation (the "Borrower").
It is a condition precedent to the purchase of Securities under the Indenture that the Guarantor shall have executed and delivered this Guaranty.

          NOW, THEREFORE, in consideration
of the premises and in order to induce the purchase of Securities under the Indenture, the Guarantor hereby agrees as follows:

          Section 1.  Guaranty.  The Guarantor
hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Indenture, whether for principal, interest, fees, expenses or otherwise (such obligations being the "Guaranteed
Obligations"), and agrees to pay any and all expenses
(including counsel fees and expenses) incurred by the Trustee in enforcing any rights under this Guaranty.
Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Trustee or any other
Person under the Indenture but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

          Section 2.  Guaranty Absolute.  The
Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Indenture, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Trustee with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Guaranteed
Obligations or any other obligations of any other party under the Indenture, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other party or whether the Borrower or any other party is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

               (a)  any lack of validity or
          enforceability of the Indenture or any
          agreement or instrument relating
          thereto;

               (b)  any change in the time,
          manner or place of payment of, or in
          any other term of, all or any of the
          Guaranteed Obligations, or any other
          amendment or waiver of or any consent
          to departure from the Indenture,
          including, without limitation, any
          increase in the Guaranteed Obligations
          resulting from the extension of
          additional credit to the Borrower or any of its Subsidiaries or otherwise;

               (c)  any taking, exchange,
          release or non-perfection of any
          Collateral, or any taking, release or
          amendment or waiver of or consent to
          departure from any other guaranty, for
          all or any of the Guaranteed
          Obligations;

               (d)  any manner of
          application of Collateral, or proceeds
          thereof, to all or any of the Guaranteed
          Obligations, or any manner of sale or
          other disposition of any Collateral for
          all or any of the Guaranteed
          Obligations under the Indenture or any
          other assets of the Borrower or any of
          its Subsidiaries;

               (e)  any change,
          restructuring or termination of the
          corporate structure or existence of the
          Borrower or any of its Subsidiaries; or

               (f)  any other circumstance
          (including, without limitation, any
          statute of limitations) or any existence of or reliance on any representation by the Trustee that might otherwise constitute a defense available to, or a discharge of, the Borrower, the
          Guarantor or any other guarantor or
          surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Trustee or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

          Section 3.  Waivers and
Acknowledgments. (a) The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed
Obligations and this Guaranty and any requirement that the Trustee protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other
Person or any Collateral.

          (b)  The Guarantor hereby waives
any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

          (c)  The Guarantor acknowledges
that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Indenture and that the waivers set forth in this
Section 3 are knowingly made in contemplation of such benefits.

          Section 4.  Subrogation.  The Guarantor
will not exercise any rights that it may now or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of the Guarantor's Obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Trustee against the Borrower or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed
Obligations and all other amounts payable under this Guaranty shall have been paid in full in accordance with the terms of the Indenture. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Trustee and shall forthwith be paid to the Trustee to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Indenture, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) the Guarantor shall make payment to the Trustee of all or any part of the Guaranteed
Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full and (iii) the Maturity date shall have occurred, the Trustee will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the Guarantor.

          Section 5.  Representations and
Warranties. The Guarantor hereby represents and warrants as follows:

               (a)  The Guarantor (i) is a
          corporation duly organized, validly
          existing and in good standing under the
          laws of the jurisdiction of its
          incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a material adverse effect on the business or properties, taken as a whole, or the condition, financial or otherwise, of the Guarantor (a "Material Adverse
          Effect"), and (iii) has all requisite
          corporate power and authority to own
          or lease and operate its properties and
          to carry on its business as now
          conducted and as proposed to be
          conducted.

               (b)  The execution, delivery
          and performance by the Guarantor of
          this Guaranty are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Guarantor's charter or bylaws,
          (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of
          1970), rule, regulation (including,
          without limitation, Regulations G, T, U
          and X of the Board of Governors of
          the Federal Reserve System), order,
          writ, judgment, injunction, decree,
          determination or award, (iii) conflict
          with or result in the breach of, or
          constitute a default under, any loan
          agreement, contract, indenture,
          mortgage, deed of trust, lease or other
          instrument binding on or affecting the
          Guarantor, any of its Subsidiaries or
          any of its or their properties, the effect of which conflict, breach or default is reasonably likely to have a Material
          Adverse Effect, or (iv) except for the
          Liens created under the Indenture, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Guarantor or any of its Subsidiaries. The
          Guarantor is not in violation of any
          such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse
          Effect.

               (c)  No authorization or
          approval or other action by, and no
          notice to or filing with, any
          governmental authority or regulatory
          body or any other third party is
          required for (i) the due execution,
          delivery, recordation, filing or
          performance by the Guarantor of this
          Guaranty, and (ii) the exercise by the
          Trustee of its rights under this
          Guaranty.

               (d)  This Guaranty has been
          duly executed and delivered by the
          Guarantor.  This Guaranty is the legal,
          valid and binding obligation of the
          Guarantor, enforceable against the
          Guarantor in accordance with its terms
          except as enforceability may be limited
          by bankruptcy, insolvency,
          reorganization, moratorium or other
          laws relating to or limiting creditors'
          rights or by equitable principles
          generally.

               (e)  There are no conditions
          precedent to the effectiveness of this
          Guaranty that have not been satisfied or waived.

               (f)  The Guarantor has,
          independently and without reliance upon
          the Trustee, and based on such
          documents and information as it has
          deemed appropriate, made its own
          credit analysis and decision to enter
          into this Guaranty.

          Section 6.  Amendments, Etc.  No
amendment or waiver of any provision of this Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          Section 7.  Notices, Etc.  All notices
and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered by overnight courier of nationally recognized standing to it, if to the Guarantor, addressed to 525 Washington Blvd., 29th Floor, Jersey City, New
Jersey 07310 Attn: Gary D. Peiffer, General Counsel, if to the Trustee, at its address specified in the Indenture, or as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 7. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the overnight courier, respectively, addressed as aforesaid.

          Section 8.  No Waiver; Remedies.  No
failure on the part of the Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          Section 9.  Right of Set-off.  Upon
(a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 5.02 of the Indenture to authorize the Trustee to declare the Securities due and payable pursuant to the provisions of said Section 5.02, the Trustee is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Trustee to or for the credit or the account of the Guarantor against any and all of the Guaranteed Obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Trustee shall have made any demand under this Guaranty and although such Guaranteed Obligations may be unmatured. The Trustee agrees promptly to notify the Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Trustee under this Section are in addition to other rights and remedies
(including, without limitation, other rights of set-off) that the Trustee may have.

          Section 10.  Indemnification.  Without
limitation on any other Guaranteed Obligations of the Guarantor or remedies of the Trustee under this Guaranty, the Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Trustee from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the fees and disbursements of the Trustee's legal counsel) suffered or incurred by the Trustee as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms.

          Section 11.  Continuing Guaranty;
Assignments under the Indenture. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Maturity date, (b) be binding upon the Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by the Trustee and its successors, transferees and assigns.

          Section 12.  Governing Law;
Jurisdiction. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

          Section 13.  Subordination.   The
Guarantor expressly covenants and agrees, and the Trustee acknowledges, that the indebtedness guaranteed hereby and the liabilities of the Guarantor hereunder are expressly made subordinate and subject in prior right of payment to the prior right of payment of Senior
Indebtedness to the extent and manner set forth in Article Twelve of the Indenture.

          IN WITNESS WHEREOF, the
Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

THE AEGIS CONSUMER FUNDING GROUP, INC.


By:
Name:
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